UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
 TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

February 27, 2009

HEREUARE, INC.

(Exact Name of Registrant as specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

000-33033	02-0575232
(Commission File Number)	(I.R.S. Employer Identification Number)

1061 Terra Bella Avenue
Mountain View, California 94043
(Address of Principal Executive Offices and Zip Code)

(650) 969-6868
(Registrant's Telephone Number, including Area Code)

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of  Certain Officers.

(b)           By email dated February 25, 2009, first opened on February 27, 2009, Gregory Pelling resigned as a member of the Board of Directors of hereUare, Inc effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

hereUare, Inc.
(Registrant)

By: /s/ Benedict Van
Benedict Van, Chairman & CEO

Date: March 4, 2009